UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2018

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

333 West San Carlos Street, Suite 1000

San Jose, CA 95110

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Press Release dated August 27, 2018, regarding appointment of Michael B. Gustafson to the Board of Directors of PDF Solutions, Inc.
SIGNATURES

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2018, the Board of Directors (the “Board”) of PDF Solutions, Inc. (the “Company”) unanimously approved the appointment of Michael B. Gustafson to the Board as a Class III Director effective immediately to serve until the next Annual Meeting of Stockholders in 2019. Mr. Gustafson has not been appointed to any of the committees of the Board at this time.

In connection with his appointment, and pursuant to the Company’s revised 2018 Director Compensation Program for Non-Employee Directors adopted on July 31, 2018, Mr. Gustafson will receive an annual cash retainer of $36,000 and a restricted stock unit grant valued at $160,000 using the closing price on the business day prior to the date the grant is approved, with a grant effective date on the first day of the month following approval by the Compensation Committee. The restricted stock unit award will vest with respect to 1/8th of the total shares subject to such award every 6 months after the grant date until fully vested.

Mr. Gustafson is currently Executive Chairman and Independent Board Director at Druva, Inc., a cloud data protection and management company, and a member of the Board of Directors of Everspin Technologies, Inc. a Nasdaq-listed memory solutions company, Reltio Inc., a cloud based master data management company, and Matterport, Inc., an immersive 3D media company. From October 2013 to October 2015, he served as Senior Vice President at Western Digital Corporation, where he was General Manager of the Enterprise Flash Business. From September 2012 to October 2013, Mr. Gustafson served as Chief Executive Officer and Chairman of Virident Systems, Inc., an enterprise-class data storage and software solutions company, which was acquired by Western Digital Corporation. From September 2011 to September 2012, he served as Senior Vice President and General Manager of File & Content Business at Hitachi Data Systems following its acquisition of BlueArc Corporation, which Mr. Gustafson led as Chief Executive Officer and Board Member since 2004. Mr. Gustafson also held executive roles at McData Corporation from 1998 through 2004, and was with International Business Machines Corporation earlier in his career. Mr. Gustafson received his Bachelor of Science degree in business administration from Washington University in St. Louis.

The Company entered into a standard indemnification agreement with Mr. Gustafson, a form of which is incorporated herein by reference to the Company’s Annual Report on Form 10-K filed March 16, 2009.

The Company issued a press release announcing the appointment of Mr. Gustafson to the Board. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 27,2018, regarding appointment of Michael B. Gustafson to the Board of Directors of PDF Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/John K. Kibarian
John K. Kibarian President, Chief Executive Officer and Director

Dated: August 27, 2018